EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the accompanying Annual Report of American Homestar Corporation (the "Company") on Form 10-K for the year ended June 27, 2003 (the "Report"), I, Finis F. Teeter, Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 23, 2003           /s/ Finis F. Teeter
                                    ----------------------
                                    Finis F. Teeter,
                                    Chief Executive Officer


     In connection with the accompanying Annual Report of American Homestar Corporation (the "Company") on Form 10-K for the year ended June 27, 2003 (the "Report"), I, Craig A. Reynolds, Chief Financial Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 23, 2003           /s/ Craig A. Reynolds
                                    ------------------------
                                    Craig A. Reynolds,
                                    Chief Financial Officer


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